SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the  Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Pathfinder Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)


            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


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                                REVOCABLE PROXY

                            PATHFINDER BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2001

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting") to be held at the Econolodge, 90 East First Street, Oswego, New York on April 25, 2001, at 10:00 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                   FOR     WITHHELD

1.   The election as Directors of all nominees     |-|       |-|
     listed below  each to serve for a
     three-year term

         Steven W. Thomas
         Corte J. Spencer
         Janette Resnick

INSTRUCTION: To withhold your vote for
one or more nominees, write the name of the nominee(s) on the line(s) below.


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                                                   FOR     AGAINST    ABSTAIN

2.   The approval of the Plan of Charter           |-|       |-|       |-|
     Conversion by which the Company will
     convert its charter from a Delaware
     corporation to a Federal corporation.


3.   The ratification of PricewaterhouseCoopers,   |-|       |-|       |-|
     LLP as the Company's independent auditor for the fiscal year ended December 31, 2001.



The Board of Directors recommends a vote "FOR" Proposal 1, Proposal 2 and Proposal 3.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE SPECIFIED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 4, 2001, and audited financial statements.


Dated: _________________________                  ---  Check Box if You Plan
                                                  ---  to Attend Annual Meeting



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PRINT NAME OF SHAREHOLDER                            PRINT NAME OF SHAREHOLDER


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SIGNATURE OF SHAREHOLDER                             SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



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                Please complete and date this proxy and return it
                    promptly in the enclosed postage-prepaid
                                    envelope.
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